Receivables, trade	12 Months Ended
Dec. 31, 2013
Receivables, trade [Abstract]
Receivables, trade
6.     Receivables, trade
There was no provision for doubtful accounts as at December 31, 2013 (2012: $0). The maximum amount of loss due to the credit risk is the full amount of trade receivables. All trade receivables are current. The carrying value of receivables approximates their fair value.